VARIABLE INSURANCE FUNDS

Supplement dated January 28, 2004
to the Prospectus dated May 1, 2003

AmSouth Capital Growth Fund

Effective January 13, 2004 John Mark McKenzie was named as manager of the AmSouth Capital Growth Fund. Mr. McKenzie is a Vice President at AmSouth Asset Management Inc. and has been involved in investment management since 1981, with portfolio management expertise in both equity and fixed income securities. He has managed a number of AmSouth Mutual Funds. Mr. McKenzie also serves as co-director of growth equity strategies for AmSouth Asset Management Inc. Since 1984, Mr. McKenzie has worked with various investment areas of AmSouth Bank and banks acquired by AmSouth Bank. Starting in 2002, Mr. McKenzie began working at AmSouth Asset Management Inc. Mr. McKenzie holds a bachelor's degree in banking and finance from the University of Mississippi, and earned his law degree from the University of Mississippi School of Law. He is a member of the Nashville Society of Financial Analysts and the Mississippi State Bar Association.

Investors should retain this supplement for future reference.